Filed pursuant to Rule 497(e)
File Nos. 333-86067 and 811-09561

CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund

Supplement Dated March 21, 2017
to the Statutory Prospectus and the Statement of Additional Information
of Century Capital Management Trust
Dated February 28, 2017

Century Capital Management, LLC (“Century”) has entered into an agreement to be acquired by Congress Asset Management, LLP (“Congress”), a registered investment adviser with approximately $8.1 billion in assets under management as of the date of this supplement. The transaction is subject to a number of closing conditions, including approval by shareholders of each Fund to reorganize with and into a corresponding mutual fund managed by Congress.

If the Board of Trustees and shareholders of each Fund approve each such reorganization, and all other closing conditions are satisfied or waived, the transaction between Century and Congress is expected to close in second half of 2017. Under applicable law, consummation of the transaction would result in the automatic termination of each Fund’s investment advisory arrangements with Century.

It is currently expected that Alexander Thorndike, current portfolio manager of each Fund, would serve as a portfolio manager of each successor fund managed by Congress if the reorganizations are approved by shareholders.

Please retain this supplement for future reference.

Shareholders of each Fund are urged to read carefully the Prospectus/Proxy Statement and other documents to be filed with the Securities and Exchange Commission (“SEC”) regarding the Fund reorganizations when they become available, because these documents will contain important information related to the transactions described above.

Shareholders may obtain free copies of the Prospectus/Proxy Statement and other documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov, or by calling 1-800-303-1928. Shareholders should consult their own financial and legal advisors before investing in a Fund.